EXHIBIT 10

FIRST AMENDMENT

(“Amendment”)

TO

STOCKHOLDERS’ AGREEMENT DATED AUGUST 20, 1998

(“Stockholders’ Agreement”)

1.	Parties:	The Parties to this Amendment are the same as those to the Stockholders’ Agreement.
2.	Definitions:	The terms and references used herein shall have the same meanings as the terms and references in the Stockholders’ Agreement unless specifically and expressly otherwise stated.
3.	Restrictions on Transfers: Sections 4.1, Section 4.2, and Section 4.3 of Article 4 of the Stockholders’ Agreement are deleted in their entirety.
4.	Term:	Section 6.1 of Article 6 of the Stockholders’ Agreement is deleted in its entirety, and a new Section 6.1 of Article 6 is added to read in full as follows:
“The provisions of this Agreement shall continue in force and effect until the date that Investor is no longer entitled pursuant to Section 2.1 of this Agreement to a representative on the Board.”
5.	Reaffirmation of Agreement: The Stockholders’ Agreement is reaffirmed as originally written, except for the provisions thereof that are affected by this Amendment.

SIGNATURE PROVISIONS ON THE FOLLOWING PAGE

IN WITNESS HEREOF the Parties have executed this Amendment to be effective on and as of December 7, 2004.

El Corte Ingles, S.A.

/s/ Jorge Pont
Jorge Pont
International Division Director

Gottschalks Inc.

/s/ James Famalette
James Famalette
President and CEO

/s/ Joseph Levy
Joseph Levy

/s/ Bret Levy
Bret Levy

ACKNOWLEDGMENT AND AGREEMENT OF SPOUSE

The undersigned spouse of Joseph Levy acknowledges that she has read the First Amendment to Stockholders’ Agreement dated August 20, 1998 and agrees to be bound thereby.

/s/ Sharon Levy
Sharon Levy

ACKNOWLEDGMENT AND AGREEMENT OF SPOUSE

The undersigned spouse of Bret Levy acknowledges that she has read the First Amendment to Stockholders’ Agreement dated August 20, 1998 and agrees to be bound thereby.

/s/ Audrey Levy
Audrey Levy